                                                                     Exhibit 4.2

                                                                [Execution Copy]


                         CITIZENS COMMUNICATIONS COMPANY

                                       and

                   THE BANK OF NEW YORK, as Collateral Agent,
                   Securities Intermediary and Custodial Agent

                                       and

                   THE CHASE MANHATTAN BANK, as Warrant Agent


                                PLEDGE AGREEMENT


                            Dated as of June 19, 2001
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                                TABLE OF CONTENTS

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ARTICLE 1 - DEFINITIONS..................................................................................2

ARTICLE 2 - PLEDGE.......................................................................................5
         Section 2.1      Collateral Account Pledge; Definitive Note Pledge..............................5
         Section 2.2      Control; Delivery of Definitive Notes; Financing Statement.....................6
         Section 2.3      Termination....................................................................7

ARTICLE 3 - DISTRIBUTIONS ON PLEDGED COLLATERAL..........................................................7
         Section 3.1      Interest Payments..............................................................7
         Section 3.2      Principal Payments Following Termination Event.................................7
         Section 3.3      Principal Payments Prior To or On Warrant Settlement Date......................7
         Section 3.4      Payments to Warrant Agent......................................................8
         Section 3.5      Assets Not Properly Released...................................................8

ARTICLE 4 - CONTROL......................................................................................9
         Section 4.1      Establishment of Collateral Account............................................9
         Section 4.2      Treatment as Financial Assets..................................................9
         Section 4.3      Sole Control by Collateral Agent...............................................9
         Section 4.4      Securities Intermediary's Location............................................10
         Section 4.5      No Other Claims...............................................................10
         Section 4.6      Investment and Release........................................................10
         Section 4.7      Statements and Confirmations..................................................10
         Section 4.8      Tax Allocations...............................................................10
         Section 4.9      No Other Agreements...........................................................11
         Section 4.10     Powers Coupled With An Interest...............................................11
         Section 4.11     Wire Transfer Instructions....................................................11

ARTICLE 5 - INITIAL DEPOSIT; ESTABLISHMENT OF TREASURY EQUITY
            UNITS AND RE-ESTABLISHMENT OF EQUITY UNITS..................................................11
         Section 5.1      Initial Deposit of Notes......................................................11
         Section 5.2      Establishment of Treasury Equity Units........................................11
         Section 5.3      Reestablishment of Equity Units...............................................12
         Section 5.4      Termination Event.............................................................13
         Section 5.5      Cash Settlement...............................................................14
         Section 5.6      Early Settlement..............................................................16
         Section 5.7      Application of Proceeds in Settlement of Warrants.............................16
         Section 5.8      Tax Event Redemption..........................................................19
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ARTICLE 6 - VOTING RIGHTS - PLEDGED NOTES...............................................................19

ARTICLE 7 - RIGHTS AND REMEDIES.........................................................................20
         Section 7.1      Rights and Remedies of the Collateral Agent...................................20
         Section 7.2      Tax Event Redemption..........................................................21
         Section 7.3      Initial and Additional Remarketing; Treasury Portfolio Cash Payment to
                          Remarketing Agent or Its Designated Entity....................................21
         Section 7.4      Substitutions.................................................................23

ARTICLE 8 - REPRESENTATIONS AND WARRANTIES; COVENANTS...................................................23
         Section 8.1      Representations and Warranties................................................23
         Section 8.2      Covenants.....................................................................24

ARTICLE 9 - THE COLLATERAL AGENT, THE SECURITIES INTERMEDIARY
            AND THE CUSTODIAL AGENT.....................................................................24
         Section 9.1      Appointment, Powers and Immunities............................................24
         Section 9.2      Instructions of the Company...................................................26
         Section 9.3      Reliance by Collateral Agent, Securities Intermediary
                          and Custodial Agent...........................................................26
         Section 9.4      Rights in Other Capacities....................................................26
         Section 9.5      Non-Reliance on Collateral Agent, Securities Intermediary
                          and Custodial Agent...........................................................27
         Section 9.6      Compensation and Indemnity....................................................27
         Section 9.7      Failure to Act................................................................28
         Section 9.8      Resignation of Collateral Agent, Securities Intermediary and
                          Custodial Agent...............................................................29
         Section 9.9      Right to Appoint Agent or Advisor.............................................30
         Section 9.10     Survival......................................................................30
         Section 9.11     Exculpation...................................................................30

ARTICLE 10 - AMENDMENT..................................................................................31
         Section 10.1     Amendment Without Consent of Holders..........................................31
         Section 10.2     Amendment With Consent of Holders.............................................31
         Section 10.3     Execution of Amendments.......................................................32
         Section 10.4     Effect of Amendments..........................................................33
         Section 10.5     Reference to Amendments.......................................................33

ARTICLE 11 - MISCELLANEOUS..............................................................................33
         Section 11.1     No Waiver.....................................................................33
         Section 11.2     Governing Law.................................................................33
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         Section 11.3     Notices.......................................................................34
         Section 11.4     Successors and Assigns........................................................34
         Section 11.5     Counterparts..................................................................34
         Section 11.6     Severability..................................................................34
         Section 11.7     Expenses, Etc.................................................................35
         Section 11.8     Security Interest Absolute....................................................36
         Section 11.9     Notice of Tax Event, Tax Event Redemption and
                          Termination Event.............................................................36
         Section 11.10    Book-entry Interests..........................................................36

EXHIBIT A   INSTRUCTION FROM WARRANT AGENT TO COLLATERAL AGENT (Establishment of Treasury
            Equity Units)..............................................................................A-1

EXHIBIT B   [DELIBERATELY OMITTED].....................................................................B-1

EXHIBIT C   INSTRUCTION FROM WARRANT AGENT TO COLLATERAL AGENT (Reestablishment of Equity Units )......C-1

EXHIBIT D   INSTRUCTION FROM COLLATERAL AGENT TO SECURITIES INTERMEDIARY (Reestablishment of
            Equity Units)..............................................................................D-1

EXHIBIT E   NOTICE OF CASH SETTLEMENT FROM SECURITIES INTERMEDIARY TO WARRANT AGENT (Cash
            Settlement Amounts)........................................................................E-1

EXHIBIT F   INSTRUCTION TO CUSTODIAL AGENT REGARDING REMARKETING.......................................F-1

EXHIBIT G   INSTRUCTION TO CUSTODIAL AGENT REGARDING WITHDRAWAL FROM REMARKETING.......................G-1

EXHIBIT H   NOTICE TO DELIVER TREASURY PORTFOLIO ......................................................H-1

EXHIBIT I   INSTRUCTION TO WARRANT AGENT AND SECURITIES INTERMEDIARY...................................I-1

EXHIBIT J   INSTRUCTION FROM WARRANT AGENT TO COLLATERAL AGENT.........................................J-1
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

                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of June 19, 2001, among Citizens Communications Company, a Delaware corporation (the "COMPANY"), The Bank of New York, a New York banking corporation, as collateral agent (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT"), as securities intermediary with respect to the Collateral Account (as defined below) (in such capacity, together with its successors in such capacity, the "SECURITIES INTERMEDIARY"), and as custodial agent for the Holders (as defined herein) (in such capacity, together with its successors in such capacity, the "CUSTODIAL Agent") and The Chase Manhattan Bank, as warrant agent and as attorney-in-fact of the Holders from time to time of the Securities under the Warrant Agreement (in such capacity, together with its successors in such capacity, the "WARRANT AGENT").

                                    RECITALS

         The Company and the Warrant Agent are parties to the Warrant Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "WARRANT AGREEMENT"), pursuant to which there will be issued 18,400,000 of Equity Units (including any Treasury Equity Units (each, as referred to below), the "SECURITIES").

         Each Security, at issuance, consists of a unit comprised of (a) a warrant (the "WARRANT") under which the Holder will purchase from the Company on or prior to August 17, 2004 (the "WARRANT SETTLEMENT DATE"), for an amount equal to $25 (the "STATED AMOUNT"), a number of shares of Citizens Communications Company common stock, par value $0.25 per share ("COMMON STOCK"), equal to the Settlement Rate, and (b) a note (a "NOTE") issued by the Company under the Indenture (as referred to below), designated as the Senior Notes due August 17, 2006, and having a principal amount equal to the Stated Amount.

         Pursuant to the terms of the Warrant Agreement and the Warrants, the Holders of the Securities have irrevocably authorized the Warrant Agent, as attorney-in-fact of such Holders, to, among other things, execute and deliver this Agreement on behalf of such Holders and grant the pledge provided herein of the Collateral Account and the Pledged Notes to secure the Obligations (as defined below).

         Accordingly, the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Warrant Agent, on its own behalf and as attorney-in-fact of the Holders from time to time of the Securities, agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

         (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

         (c) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

         (d) the following terms which are defined in the UCC shall have the meanings set forth therein: "CERTIFICATED SECURITY," "CONTROL," "FINANCIAL ASSET," "ENTITLEMENT ORDER," "SECURITIES ACCOUNT" and "SECURITY ENTITLEMENT";

         (e) the following terms have the meanings assigned to them in the Warrant Agreement: "ACT," "APPLICABLE AMOUNT," "APPLICABLE OWNERSHIP INTEREST," "BANKRUPTCY CODE," "BENEFICIAL OWNER," "BUSINESS DAY," "CASH SETTLEMENT," "CERTIFICATE," "CODE," "DEPOSITARY," "EARLY SETTLEMENT," "EARLY SETTLEMENT AMOUNT," "EARLY SETTLEMENT DATE," "EQUITY UNIT," "FAILED FINAL REMARKETING," "FAILED INITIAL REMARKETING," "FINAL REMARKETING DATE," "HOLDER," "INDENTURE," "INDENTURE TRUSTEE," "INITIAL REMARKETING DATE," "NOTES," "OFFICERS' CERTIFICATE," "OPINION OF COUNSEL," "OUTSTANDING SECURITIES," "PERSON," "PURCHASE PRICE," "QUOTATION AGENT," "REDEMPTION AMOUNT," "REMARKETING AGENT," "REMARKETING AGREEMENT," "REMARKETING FEE," "SETTLEMENT RATE," "SUCCESSFUL INITIAL REMARKETING," "SUPPLEMENTAL REMARKETING AGREEMENT," "TAX EVENT REDEMPTION AMOUNT," "TAX EVENT REDEMPTION DATE," "TERMINATION EVENT," "TREASURY EQUITY UNIT," "TREASURY PORTFOLIO," "UNDERWRITING AGREEMENT," "WARRANT," and "WARRANT SETTLEMENT DATE"; and

         (f) the following terms have the meanings given to them in this Section 1(f):

         "AGREEMENT" means this Pledge Agreement, as the same may be amended, modified or supplemented from time to time by one or more amendments hereof entered into pursuant to the applicable provisions hereof.

         "CASH" means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

         "COLLATERAL" means all powers and rights now owned or hereafter acquired under or with respect to the Collateral Account and the Pledged Notes.

         "COLLATERAL ACCOUNT" means the collective reference to:

                  (1) the securities account of The Bank of New York, as Collateral Agent, maintained by the Securities Intermediary and designated "The Bank of New York, as Collateral Agent of Citizens Communications Company, as pledgee of The Chase Manhattan Bank, as the Warrant Agent, on behalf of and as attorney-in-fact for the Holders";

                  (2) all investment property and other financial assets from time to time credited to the Collateral Account, including, without limitation, (A) the Applicable Ownership Interests (as specified in Clause (A) of the definition of such term) of the Holders with respect to the Treasury Portfolio which are a component of the Equity Units from time to time; and (B) any Treasury Securities and security entitlements relating thereto delivered from time to time upon establishment of Treasury Equity Units in accordance with SECTION 5.2 hereof and (C) payments made by Holders pursuant to SECTION 5.4 hereof; and

                  (3) all Proceeds (other than interest payments in respect of the Pledged Notes) of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor).

         "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this instrument until a successor shall have become such, and thereafter "COMPANY" shall mean such successor.

         "OBLIGATIONS" means, with respect to each Holder, the collective reference to all obligations and liabilities of such Holder under such Holder's Warrant, the Warrant Agreement, and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing or accreting before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary or the Custodial Agent that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

         "PERMITTED INVESTMENTS" means any one or more of the following:

                  (1) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

                  (2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is rated at least A- by Standard & Poor's Ratings Services ("S&P") or at least A3 by Moody's Investors Service, Inc. ("MOODY'S") and which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $200.0 million at the time of deposit (and which may include the Collateral Agent);

                  (3) investments with an original maturity of 365 days or less of any Person that is fully and unconditionally guaranteed by a bank referred to in clause (2);

                  (4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States Government;

                  (5) investments in commercial paper, other than commercial paper issued by the Company or its affiliates, of any corporation incorporated under the laws of the United States or any State thereof, which commercial paper has a rating at the time of purchase at least equal to "A-1" by S&P or at least equal to "P-1" by Moody's; and

                  (6) investments in money market funds (including, but not limited to, money market funds managed by the Collateral Agent or an affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody's.

         "PLEDGE" means the lien and security interest created by this Agreement.

         "PLEDGED NOTES" means the principal amount of the Notes (and not interest payments in respect thereof), proceeds and security entitlements with respect to such principal amount and not then released from the Pledge.

         "PLEDGED TREASURY SECURITIES" means Treasury Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

         "PROCEEDS" has the meaning ascribed thereto in the UCC and includes, without limitation, all interest, dividends, cash, instruments, securities, financial assets (as defined in ss. 8-102(a)(9) of the UCC) and other property received, receivable or otherwise distributed upon the sale, exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.

         "SEPARATE SECURITIES" means any Notes that are not Pledged Notes.

         "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

         "TRADES REGULATIONS" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

         "TRANSFER" means in the case of certificated securities in registered form, delivery as provided in ss. 8-301(a) of the UCC, indorsed to the transferee or in blank by an effective endorsement; in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on TRADES; and in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee's securities account.

         "TREASURY SECURITIES" means zero-coupon U.S. Treasury securities (Cusip No. 912820 BK 2) which mature on August 16, 2004.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

         "VALUE" means, with respect to any item of Collateral on any date, as to (1) Cash, the face amount thereof, (2) Treasury Securities or Pledged Treasury Securities, the aggregate principal amount thereof due at maturity and
(3) the Notes or the Pledged Notes, the aggregate principal amount thereof due at maturity.

         "WARRANT AGENT" has the meaning specified in the paragraph preceding the recitals of this Agreement.

                                    ARTICLE 2
                                     PLEDGE

Section 2.1 COLLATERAL ACCOUNT PLEDGE; DEFINITIVE NOTE PLEDGE.

         Each Holder, acting through the Warrant Agent as such Holder's attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Holder's right, title and interest in and to:

         (a) The Collateral Account, and

         (b) The Pledged Notes which are not Global Securities (as defined in the Indenture) and the promissory notes or instruments evidencing the Pledged Notes, and all cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Notes, other than in each case any interest payments payable in respect of the Pledged Notes, to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations

         The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

Section 2.2 CONTROL; DELIVERY OF DEFINITIVE NOTES; FINANCING STATEMENT.

         (a) The Collateral Agent shall have control of the Collateral Account pursuant to the provisions of ARTICLE 4 of this Agreement.

         (b) As soon as practicable after the date of initial issuance of the Securities, the Company shall deliver to the Collateral Agent a financing statement under the UCC which was prepared for filing by the Company in the Office of the Secretary of State of the State of New York and any other jurisdictions which the Company deems necessary, signed by the Warrant Agent, as attorney-in-fact for the Holders, as Debtors, and describing the Collateral, together with evidence of the filing thereof and of the filing information of the filing officer of each office in which so filed.

         (c) All certificates and all promissory notes and instruments evidencing the Pledged Notes issued in definitive form shall be delivered to and held by the Collateral Agent, for the benefit of the Company in the City of New York, New York. All Pledged Notes shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent and all promissory notes or other instruments evidencing the Pledged Notes shall be endorsed by the Warrant Agent. Transfers of Notes to and from the Collateral shall be evidenced by endorsements by the Collateral Agent in the manner set forth in Section 4.4 of the Second Supplemental Indenture, dated as of the date hereof, to the Indenture, dated as of May 23, 2001, between the Company and the Indenture Trustee, in respect of transfers of Notes under SECTIONS 5.2 and 5.3 hereof.

Section 2.3 TERMINATION.

         As to each Holder, this Agreement and the Pledge created hereby shall terminate upon the satisfaction of such Holder's Obligations. Upon such termination, the Securities Intermediary shall Transfer such Holder's portion of the Collateral to the Warrant Agent for distribution to such Holder in accordance with his, her or its interest, free and clear of any lien, pledge or security interest created hereby.

                                    ARTICLE 3
                       DISTRIBUTIONS ON PLEDGED COLLATERAL

Section 3.1 INTEREST PAYMENTS.

         All interest payments received by the Securities Intermediary or the Collateral Agent on account of the Notes, the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or Permitted Investments from time to time held in the Collateral Account shall be distributed to the Warrant Agent (The Chase Manhattan Bank, ABA No. 021000021, DDA No. 507943635, Attention: James D. Heaney, Re: Citizens Communications Company Equity Units) for the benefit of the applicable Holders in whose names the Equity Units or Treasury Equity Units are registered at the close of business on the record date preceding the date of such interest payment as provided in the Warrant Agreement.

Section 3.2 PRINCIPAL PAYMENTS FOLLOWING TERMINATION EVENT.

         All payments received by the Collateral Agent or the Securities Intermediary following a Termination Event of (1) the principal amount of Pledged Notes or security entitlements thereto, (2) the Applicable Ownership Interests (as specified in Clause (A) of the definition thereof) of the Treasury Portfolio or (3) the principal amount of the Pledged Treasury Securities or security entitlements with respect thereto, shall be distributed to the Warrant Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.

Section 3.3 PRINCIPAL PAYMENTS PRIOR TO OR ON WARRANT SETTLEMENT DATE.

         (a) Subject to the provisions of SECTION 7.2, and except as provided in CLAUSE 3.3(B) below, if no Termination Event shall have occurred, all payments received by the Collateral Agent or the Securities Intermediary of (1) the principal amount with respect to the Pledged Notes or security entitlements with respect thereto, (2) the Applicable Ownership Interests (as specified in Clause
(A) of the definition thereof) of the Treasury Portfolio or (3) the principal amount of Pledged Treasury Securities or security entitlements with respect thereto, shall be held and invested in Permitted Investments until the Warrant Settlement Date and on the Warrant Settlement Date distributed to the Company as provided in SECTION 5.7 hereof. Any balance remaining in the Collateral Account shall be distributed to the Warrant Agent for the benefit of the applicable

Holders for distribution by the Warrant Agent to such Holders in whose names the Equity Units or Treasury Equity Units are registered at the close of business on the record date preceding the date of such distribution in accordance with their respective interests. Upon the request of the Securities Intermediary or the Collateral Agent, as applicable, the Company shall instruct the Securities Intermediary or the Collateral Agent, as applicable, as to the type of Permitted Investments in which any payments made under this Section shall be invested, provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time), the Securities Intermediary or the Collateral Agent, as applicable, shall invest such payments in the Permitted Investments described in clause 6 of the definition of Permitted Investments.

         (b) All payments received by the Collateral Agent or the Securities Intermediary of (1) the principal amount with respect to the Pledged Notes or security entitlements with respect thereto, (2) the Applicable Ownership interests (as specified in Clause (A) of the definition thereof) of the Treasury Portfolio or (3) the principal amount of Treasury Securities or security entitlements with respect thereto, that, in each case, have been released from the Pledge shall be distributed to the Warrant Agent for the benefit of the applicable Holders for distribution by the Warrant Agent to such Holders in whose names the Equity Units or Treasury Equity Units are registered at the close of business on the record date preceding the date of such distribution in accordance with their respective interests.

Section 3.4 PAYMENTS TO WARRANT AGENT.

         The Collateral Agent and the Securities Intermediary shall use all commercially reasonable efforts to deliver payments to the Warrant Agent hereunder to the account designated by the Warrant Agent for such purpose not later than the close of business on the Business Day such payment is received by the Collateral Agent or the Securities Intermediary; provided, however, that if such payment is received on a day that is not a Business Day or after 11:00 A.M. (New York City time) on a Business Day, then the Collateral Agent or the Securities Intermediary, as the case may be, shall use all commercially reasonable efforts to deliver such payment no later than 10:30 a.m. (New York City time) on the next succeeding Business Day.

Section 3.5 ASSETS NOT PROPERLY RELEASED; TREATMENT OF CASH.

         If the Warrant Agent or any Holder shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Warrant Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers' Certificate of the Company so directing, promptly deliver the same to the Securities Intermediary for credit to the Collateral Account or to the Company for application to the Obligations of the Holders, and the Warrant Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received.

         All Cash received by the Collateral Agent or the Securities Intermediary shall be deposited in the Collateral Account.

                                    ARTICLE 4
                                     CONTROL

Section 4.1 ESTABLISHMENT OF COLLATERAL ACCOUNT.

         The Securities Intermediary hereby confirms that:

                  (1) the Securities Intermediary has established the Collateral Account;

                  (2) the Collateral Account is a securities account;

                  (3) subject to the terms of this Agreement, the Securities Intermediary shall treat the Warrant Agent as entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

                  (4) all property delivered to the Securities Intermediary pursuant to this Agreement or the Warrant Agreement will be credited promptly to the Collateral Account;

                  (5) all securities or other property underlying any financial assets credited to the Collateral Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank, or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any financial asset credited to the Collateral Account be registered in the name of the Warrant Agent or any Holder, payable to the order of the Warrant Agent or any Holder or specially indorsed to the Warrant Agent or any Holder.

Section 4.2 TREATMENT AS FINANCIAL ASSETS.

         Each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a financial asset.

Section 4.3 SOLE CONTROL BY COLLATERAL AGENT.

         Except as provided in ARTICLE 6, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to the Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Warrant Agent or any Holder or any other Person. Until termination of the

Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Warrant Agent or any Holder.

Section 4.4 SECURITIES INTERMEDIARY'S LOCATION.

         The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Warrant Agent and the Holders with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's location.

Section 4.5 NO OTHER CLAIMS.

         Except for the claims and interest of the Collateral Agent and of the Warrant Agent and the Holders in the Collateral Account, the Securities Intermediary (without making any investigation) does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Warrant Agent.

Section 4.6 INVESTMENT AND RELEASE.

         All proceeds of financial assets from time to time deposited in the Collateral Account shall be invested and reinvested as provided in this Agreement. At all times prior to termination of the Pledge, no property shall be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

Section 4.7 STATEMENTS AND CONFIRMATIONS.

         The Securities Intermediary will send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto to each of the Warrant Agent, the Collateral Agent and the Company, simultaneously, at their addresses for notices under this Agreement.

Section 4.8 TAX ALLOCATIONS.

         The Company shall report all items of income, gain, expense and loss recognized in the Collateral Account, to the extent such reporting is required by law, to the Internal Revenue Service and all state and local taxing authorities under the names and taxpayer identification numbers of the Holders. None of the Warrant Agent, the Securities Intermediary, the Collateral Agent or the Custodial Agent shall have any tax reporting duties hereunder.

Section 4.9 NO OTHER AGREEMENTS.

         The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

Section 4.10 POWERS COUPLED WITH AN INTEREST.

         The rights and powers granted in this ARTICLE 4 to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Warrant Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this ARTICLE 4 shall continue in effect until the termination of the Pledge.

Section 4.11 WIRE TRANSFER INSTRUCTIONS.

         Any moneys transferred hereunder for deposit into the Collateral Account shall be delivered by wire transfer in immediately available funds addressed as follows: The Bank of New York, ABA No. 021000018; Corporate Trust Agency GLA 111565; Ref.: BNY as Collateral Agent for Citizens Communications Pledge; Account No.: 061419.

                                    ARTICLE 5
             INITIAL DEPOSIT; ESTABLISHMENT OF TREASURY EQUITY UNITS
                      AND RE-ESTABLISHMENT OF EQUITY UNITS

Section 5.1 INITIAL DEPOSIT OF NOTES.

         Prior to or concurrently with the execution and delivery of this Agreement, the Warrant Agent, on behalf of the initial Holders of the Equity Units, shall Transfer to the Collateral Agent the Notes or security entitlements relating thereto.

Section 5.2 ESTABLISHMENT OF TREASURY EQUITY UNITS.

         (a) If neither a Treasury Portfolio has replaced the Notes as a component of the Equity Units as the result of a Successful Initial Remarketing of the Notes nor a Tax Event Redemption shall have occurred, at any time on or prior to the fifth Business Day immediately preceding the Warrant Settlement Date, a Holder of Equity Units shall have the right to substitute Treasury Securities or security entitlements with respect thereto for the Pledged Notes comprising a part of such Holder's Equity Units in integral multiples of 40 Equity Units by:

                  (1) Transferring to the Securities Intermediary for credit to the Collateral Account Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount at maturity of Pledged Notes to be accompanied by a notice, substantially in the form of Exhibit C to the Warrant Agreement, and all applicable fees, whereupon the Warrant Agent shall deliver to the Collateral Agent a notice, substantially in the form of EXHIBIT A hereto, (A) stating that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Securities Intermediary for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by or on behalf of such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Notes that are a component of such Equity Units; and

                  (2) delivering the related Equity Units to the Warrant Agent.

         Upon receipt of such notice and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall release such Pledged Notes from the Pledge by Transfer to the Warrant Agent for distribution to such Holder free and clear of any lien, pledge or security interest created hereby.

         (b) All Treasury Securities delivered under this Agreement for credit to the Collateral Account shall be delivered addressed as follows: Treasuries, The Bank of New York; ABA No.: 021000018; BK of NYC/Cust. Account No.: 061419;
Contact: Geovanni Barris, (212) 815-5084.

Section 5.3 REESTABLISHMENT OF EQUITY UNITS.

         (a) If no Tax Event Redemption shall have occurred, at any time on or prior to the seventh Business Day immediately preceding the Warrant Settlement Date, a Holder of Treasury Equity Units shall have the right to reestablish Equity Units by substitution of Notes or security entitlements with respect thereto for Pledged Treasury Securities in integral multiples of 40 Treasury Equity Units by:

                  (1) Transferring to the Collateral Agent the Notes or security entitlements with respect thereto, having a principal amount equal to the Value of the Pledged Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Warrant Agreement, and all applicable fees whereupon the Warrant Agent shall deliver to the Collateral Agent a notice, substantially in the form of EXHIBIT C hereto, stating that such Holder has Transferred the Notes to the Collateral Agent and requesting that the Collateral Agent release from the Pledge the Pledged Treasury Securities related to such Treasury Equity Units; and

                  (2) delivering the related Treasury Equity Units to the Warrant Agent.

         Upon receipt of such notice and confirmation that Notes have been transferred to the Collateral Agent as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice in the form provided in EXHIBIT D hereto to release such Pledged Treasury Securities from Pledge by Transfer to the Warrant Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

         (b) Upon Transfer to the Collateral Agent of Notes delivered by a Holder of Treasury Equity Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release the Pledged Treasury Securities and shall promptly transfer the same to the Warrant Agent for distribution by the Warrant Agent to such Holder, free and clear of any lien, pledge or security interest created hereby.

Section 5.4 TERMINATION EVENT.

         (a) Upon receipt by the Collateral Agent of written notice from the Company or the Warrant Agent that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly
Transfer:

                  (1) any Pledged Notes or security entitlements with respect thereto or the Applicable Ownership Interest (as specified in clause
         (A) of the definition of such term) of the Treasury Portfolio (if a Tax Event Redemption or a Successful Initial Remarketing has occurred and the Treasury Portfolio has become a component of the Equity Units);

                  (2) any Pledged Treasury Securities or security entitlements with respect thereto, and

                  (3) payments by Holders (or the Permitted Investments of such payments) pursuant to SECTION 5.5 hereof,

to the Warrant Agent for the benefit of the Holders for distribution to such Holders in accordance with their respective interests, free and clear of any lien, pledge or security interest or other interest created hereby; provided, however, if any Holder shall be entitled to receive less than $1,000 with respect to his interest in the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, the Warrant Agent shall have the right to dispose of such interest for cash and deliver to such Holder cash in lieu of delivering the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio.

         (b) If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Notes, the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the

Treasury Portfolio, the Pledged Treasury Securities or payments by Holders (or the Permitted Investments of such payments) pursuant to SECTION 5.5 hereof, as the case may be, as provided by this SECTION 5.4, the Warrant Agent shall use its commercially reasonable efforts to obtain an opinion of a nationally recognized law firm reasonably acceptable to the Collateral Agent to the effect that, as a result of the Company's being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this SECTION 5.4, and shall deliver such opinion to the Collateral Agent within 10 days after the occurrence of such Termination Event, and if (A) the Warrant Agent shall be unable to obtain such opinion within 10 days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Notes, the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, the Pledged Treasury Securities, the payments by Holders (or the Permitted Investments of such payments) pursuant to SECTION 5.5 hereof or the Proceeds of any of the foregoing, as the case may be, as provided in this SECTION 5.4, then the Warrant Agent shall within 15 days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, all the Pledged Notes, the Pledged Treasury Securities, or the payments by Holders (or the Permitted Investments of such payments) pursuant to SECTION 5.5 hereof, or as the case may be, as provided by this SECTION 5.4.

Section 5.5 CASH SETTLEMENT.

         (a) Unless the Treasury Portfolio has replaced the Notes as a component of Equity Units as a result of a successful Initial Remarketing of the Pledged Notes or a Tax Event Redemption, a Holder of Equity Units may settle the related Warrant with Cash on the fourth business day immediately preceding the Warrant Settlement Date. Upon receipt by the Collateral Agent of (1) (i) in the case of Equity Units, a notice from the Warrant Agent promptly after the receipt by the Warrant Agent of a notice from a Holder of Equity Units prior to or at 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding the Warrant Settlement Date that such Holder has elected, in accordance with the procedures specified in Section 5.03(a)(i) of the Warrant Agreement to effect a Cash Settlement, or (ii) in the case of Treasury Equity Units, receipt of such notice on the second Business Day immediately preceding the Warrant Settlement Date that such Holder has elected, in accordance with the procedures specified in Section 5.03(f)(i) of the Warrant Agreement to effect a Cash Settlement, and
(2) payment by such Holder by deposit in the Collateral Account prior to or at 5:00 p.m. (New York City time) (i) in the case of Equity Units, which may only be settled in integral multiples of 40 Warrants, on the fourth Business Day immediately preceding the Warrant Settlement Date, or (ii) in the case of Treasury Equity Units, on the Business Day immediately preceding the Warrant Settlement Date, of the Purchase Price in lawful money of the United States by wire transfer of immediately available funds payable to or upon the order of the Securities Intermediary, then the Collateral Agent shall:

                  (1) instruct the Securities Intermediary promptly to invest any such Cash in Permitted Investments;

                  (2) release from the Pledge the Equity Unit holder's or the Treasury Equity Unit holder's related Pledged Notes or Pledged Treasury Securities, as applicable, as to which such Holder has elected to effect a Cash Settlement pursuant to this SECTION 5.5(a); and

                  (3) Transfer or instruct the Securities Intermediary to Transfer all such Pledged Notes or the Pledged Treasury Securities, as the case may be, to the Warrant Agent for the benefit of such Holder, in each case free and clear of the Pledge created hereby, for distribution to such Holder.

         The Company shall instruct the Securities Intermediary as to the type of Permitted Investments in which any such Cash shall be invested; provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time), the Securities Intermediary shall invest such Cash in the Permitted Investments described in clause 6 of the definition of Permitted Investments.
         Upon receipt of the proceeds upon the maturity of the Permitted Investments on the Warrant Settlement Date, the Collateral Agent shall (A) instruct the Securities Intermediary to pay the portion of such proceeds, in an aggregate amount equal to the Purchase Price, to the Company on the Warrant Settlement Date, and (B) instruct the Collateral Agent or the Securities Intermediary to release any amounts in excess of the Purchase Price earned from such Permitted Investments to the Warrant Agent for distribution to such Holder.

         (b) If a Holder of Equity Units (if neither a Tax Event Redemption nor a Successful Initial Remarketing shall have occurred) notifies the Warrant Agent as provided in paragraph 5.03(a)(i) of the Warrant Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.03(a)(ii) of the Warrant Agreement, such Holder shall be deemed to have consented to the disposition of such Holder's Pledged Notes in accordance with the remarketing procedures as described in paragraph 5.03(a)(iii) of the Warrant Agreement.

         (c) If a Holder of a Treasury Equity Unit notifies the Warrant Agent as provided in paragraph 5.03(f)(i) of the Warrant Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.03(f)(ii) of the Warrant Agreement, such Holder shall be deemed to have elected to pay the Purchase Price in accordance with paragraph 5.03(f)(iii) of the Warrant Agreement.

         (d) In the event of a Failed Final Remarketing as described in Section
5.02 of the Warrant Agreement, the Collateral Agent, for the benefit of the Company, will also exercise its rights as a secured party with respect to such Pledged Notes at the direction of the Company to retain or dispose of the Collateral in accordance with applicable law.

         (e) As soon as practicable after 11:00 a.m. (New York City time) (i) in the case of Equity Units, on the fourth Business Day immediately preceding the Warrant Settlement Date, and (ii) in the case of Treasury Equity Units, on the Business Day immediately preceding the Warrant Settlement Date, the Collateral Agent and Securities Intermediary shall deliver to the Warrant Agent a notice, substantially in the form of EXHIBIT E hereto, stating the amount of cash that it has received with respect to the Cash Settlement of Equity Units or the amount of cash that it has received with respect to the Cash Settlement of Treasury Equity Units, as the case may be.

Section 5.6 EARLY SETTLEMENT.

         Upon receipt by the Collateral Agent of a notice from the Warrant Agent that a Holder of Securities has elected to effect Early Settlement of its obligations under the Warrants forming a part of such Securities in accordance with the terms of the Warrants and Section 5.08 of the Warrant Agreement (which notice shall set forth the number of such Warrants as to which such Holder has elected to effect Early Settlement), and that the Warrant Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amounts pursuant to the terms of the Warrants and the Warrant Agreement and that all conditions to such Early Settlement have been satisfied, then the Collateral Agent shall release from the Pledge, (1) Pledged Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definitions at such term) of the Treasury Portfolio in the case of a Holder of Equity Units or (2) Pledged Treasury Securities, in the case of a Holder of Treasury Equity Units, with a Value equal to the product of (x) the Stated Amount times (y) the number of Warrants as to which such Holder has elected to effect Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definitions at such term) of the Treasury Portfolio or Pledged Treasury Securities, as the case may be, to the Warrant Agent for the benefit of such Holder, in each case free and clear of the Pledge created hereby, for distribution to such Holder. A Treasury Equity Unit holder may settle early only in integral multiples of 40 Warrants. In the event that any Securites are evidenced by one or more global certificates deposited with The Depository Trust Company ("DTC"), procedures for early settlement will also be governed by standing arrangements between DTC and the Warrant Agent.

Section 5.7 APPLICATION OF PROCEEDS IN SETTLEMENT OF WARRANTS.

         (a) If a Holder of Equity Units (if neither a Tax Event Redemption nor a Successful Initial Remarketing has occurred) has not elected to make an effective Cash Settlement by notifying the Warrant Agent in the manner provided for in Section

5.03(a)(i) in the Warrant Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Warrants from the proceeds of the remarketing of the related Pledged Notes. Upon notice of such event from the Warrant Agent, the Collateral Agent shall, by 11:00 a.m., New York City time, on the fourth Business Day immediately preceding the Warrant Settlement Date, without any instruction from such Holder of Equity Units, Transfer the related Pledged Notes to the Remarketing Agent for remarketing. Upon receiving such Pledged Notes, the Remarketing Agent, pursuant to the terms of the Remarketing Agreement and the Supplemental Remarketing Agreement, will use reasonable efforts to remarket the Pledged Notes on the Final Remarketing Date at a price of approximately 100.25% (but not less than 100%) of the aggregate Value of such Pledged Notes. After deducting as the Remarketing Fee an amount not exceeding 25 basis points (.25%) of the aggregate Value of the remarketed Pledged Notes from any amount of such proceeds in excess of the aggregate Value of the remarketed Pledged Notes, the Remarketing Agent will remit the entire amount of the proceeds of such remarketing to the Collateral Agent. On the Warrant Settlement Date, the Warrant Agent shall give written direction to the Collateral Agent specifying a portion of the Proceeds from such remarketing equal to the aggregate principal amount of such Pledged Notes to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Warrants and the balance of the Proceeds from the remarketing, if any, that shall be transferred to the Warrant Agent for the benefit of such Holder for distribution to such Holder.

         If the Remarketing Agent advises the Collateral Agent in writing that it cannot remarket the related Pledged Notes of such Holders of Equity Units at a price not less than 100% of the aggregate Value of such Pledged Notes or if the remarketing shall not have occurred because a condition precedent to the remarketing shall not have been fulfilled, thus resulting in a Failed Final Remarketing, the Collateral Agent, for the benefit of the Company shall, at the written direction of the Company, retain or dispose of the Pledged Notes in accordance with applicable law and satisfy in full, from such retention or disposition, such Holder's obligations to pay the Purchase Price for the shares of Common Stock.

         (b) If a Holder of a Treasury Equity Unit has not elected to make an effective Cash Settlement by notifying the Warrant Agent in the manner provided for in Section 5.03(f)(i) of the Warrant Agreement, or in all cases where the Treasury Portfolio has become a component of Equity Units such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Warrants from the Proceeds of the related Pledged Treasury Securities or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be. Promptly, after 11:00 a.m. (New York City time) on the Business Day immediately prior to the Warrant Settlement Date, the Securities Intermediary shall invest the Cash Proceeds of the maturing Pledged Treasury Securities or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, in Permitted Investments in clause 6 of the definition of Permitted Investments, unless prior to 10:30 a.m. (New York City time), the Company shall otherwise instruct the Securities Intermediary as to the type of Permitted Investments in which any such Cash Proceeds shall be invested. Without receiving any instruction from any such Holder, the Collateral Agent shall apply the Proceeds of the related Pledged Treasury Securities or such Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, to the settlement of such Warrants on the Warrant Settlement Date. In the event the sum of the Proceeds from the related Pledged Treasury Securities or such Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio as the case may be, and the investment earnings from the investment in Permitted Investments exceeds the aggregate Purchase Price of the Warrants being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to distribute such excess, when received, to the Warrant Agent for the benefit of such Holder for distribution to such Holder.

         (c) Pursuant to the Remarketing Agreement and subject to the terms of the Supplemental Remarketing Agreement, on or prior to the fifth Business Day immediately preceding May 17, 2004 or the Final Remarketing Date, as applicable, or in the event of any Additional Remarketing, timely notice of which shall have been provided to the Custodial Agent by the Remarketing Agent, pursuant to the Remarketing Agreement or any Supplemental Remarketing Agreement, on or prior to the second Business Day following the notification by the Remarketing Agent of its intention to conduct an Additional Remarketing, but no earlier than the Payment Date immediately preceding any such date, Holders of Separate Securities may elect to have their Separate Securities remarketed by delivering their Separate Securities, together with a notice of such election, substantially in the form of EXHIBIT F hereto, to the Custodial Agent. The Custodial Agent shall hold such Separate Securities in an account separate from the Collateral Account. A Holder of Separate Securities electing to have its Separate Securities remarketed will also have the right to withdraw such election by written notice to the Custodial Agent, substantially in the form of EXHIBIT G hereto, on or prior to the second Business Day immediately preceding the relevant remarketing date, as applicable, upon which notice the Custodial Agent shall return such Separate Securities to such Holder. On the Business Day immediately preceding any Initial Remarketing Date or the Final Remarketing Date, as applicable, the Custodial Agent shall notify the Remarketing Agent and the Company of the aggregate principal amount of the Separate Securities to be remarketed and will deliver to the Remarketing Agent for remarketing all Separate Securities delivered to the Custodial Agent pursuant to this Section 5.6(c) and not withdrawn pursuant to the terms hereof prior to such date. After deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, the Remarketing Agent will remit to the Custodial Agent the remaining portion of the proceeds for the benefit of such Holders. In the event of any Failed Initial Remarketing or a Failed Final Remarketing, as applicable, the Remarketing Agent will promptly return such Separate Securities to the Custodial Agent for redelivery to such Holders.

         (d) The Warrant Agent, on behalf of itself and the Holders, acknowledges and irrevocably agrees that any remarketing of the Notes on any Initial Remarketing Date or the Final Remarketing Date shall not constitute a foreclosure of the Pledge of or other exercise of default remedies with respect to the Notes within the meaning of the Code, but rather shall constitute a voluntary sale of the Notes by and on behalf of the Holders and the Warrant Agent.

Section 5.8 TAX EVENT REDEMPTION.

         If the Securities Intermediary receives notice that a Tax Event Redemption has occurred prior to the Warrant Settlement Date, the Securities Intermediary in accordance with SECTION 7.2 hereof shall apply the Tax Event Redemption Amount to purchase the Treasury Portfolio from the Quotation Agent and the Securities Intermediary shall credit the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio to the Collateral Account and shall transfer the Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio to the Warrant Agent for distribution to the Holders of the Equity Units. Upon credit to the Collateral Account of the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio having a Value equal to the aggregate principal amount of the Pledged Notes, the Collateral Agent shall release the Pledged Notes from the Pledge and shall promptly transfer such Notes to the Company. If a Tax Event Redemption has occurred following the Warrant Settlement Date, the Securities Intermediary shall distribute the Tax Event Redemption Amount to the Warrant Agent for distribution to the Holders of the Equity Units.

                                    ARTICLE 6
                          VOTING RIGHTS - PLEDGED NOTES

         The Warrant Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Warrant Agreement; provided, that the Warrant Agent shall not exercise or shall not refrain from exercising such right, as the case may be, if and to the extent that the Warrant Agent shall have received an Officers' Certificate stating to the effect that, in the judgment of the Company, such action or inaction, as the case may be, would impair or otherwise have a material adverse effect on the value of all or any of the Pledged Notes and setting forth what action the Warrant Agent should engage in or refrain from engaging in, as the case may be; and provided, further, that the Warrant Agent, upon receipt of such Officer's Certificate, shall give the Company and the Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Notes, including notice of any meeting at which holders of the Pledged Notes are entitled to vote, or solicitation of consents, waivers or proxies of holders of the Pledged Notes, the Collateral Agent shall use reasonable efforts to send promptly to the Warrant Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Warrant Agent execute and deliver to the Warrant Agent such proxies and other instruments in respect of such Pledged Notes (in form and substance satisfactory to the Collateral Agent) as are prepared by the Warrant Agent in respect of such Pledged Notes. Each Holder of a Pledged Note or a Pledged Treasury Security, as the case may be, will retain beneficial ownership (and, in the case of Pledged Notes, any voting rights) of the relevant security, subject to the Pledge.

                                    ARTICLE 7
                               RIGHTS AND REMEDIES

Section 7.1 RIGHTS AND REMEDIES OF THE COLLATERAL AGENT.

         (a) In addition to the rights and remedies specified in SECTION 5.6 hereof or otherwise available at law or in equity, after an event of default (as specified in Section 7.1(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Notes, Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in full satisfaction of the Holders' obligations under the Warrants and the Warrant Agreement or (2) sale of the Pledged Notes, Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in one or more public or private sales.

         (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, or on account of principal payments of any Pledged Treasury Securities as provided in ARTICLE 3 hereof, in satisfaction of the Obligations of the Holder of the Equity Units (if a Tax Event Redemption has occurred) of which such appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or the Holder of the Treasury Equity Units of which such Pledged Treasury Securities, as applicable, is a part under the related Warrants, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as applicable, any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

         (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the principal amount of the Pledged Notes, (ii) the principal amount of the Pledged Treasury Securities and (iii) the principal amount of the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, subject, in each case, to the provisions of ARTICLE 3 hereof, and as otherwise granted herein.

         (d) The Warrant Agent and each Holder of Securities agrees that, from time to time, upon the written request of the Company or the Warrant Agent, such Holder shall execute and deliver such further documents and do such other acts and things as the Company may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Company and the Collateral Agent hereunder. The Warrant Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Company hereunder, except for liability for its own gross negligent acts, its own gross negligent failure to act or its own willful misconduct.

Section 7.2 TAX EVENT REDEMPTION.

         Upon the occurrence of a Tax Event Redemption prior to the Warrant Settlement Date, the Redemption Price payable on the Tax Event Redemption Date with respect to the Tax Event Redemption Amount shall be credited to the Collateral Account by the Indenture Trustee (or paying agent under the Indenture) on or prior to 11:00 a.m., New York City time, on such Tax Event Redemption Date, by wire transfer of immediately available funds. The Collateral Agent is hereby authorized to present the Pledged Notes for payment as may be required by their terms. Upon receipt of such funds, the Pledged Notes shall be released by the Collateral Agent or from the Collateral Account. In the event such funds are credited to the Collateral Account, the Collateral Agent, at the written direction of the Company, shall instruct the Securities Intermediary to
(a) apply an amount equal to the Redemption Amount of such Redemption Price to purchase the Treasury Portfolio from the Quotation Agent for credit to the Collateral Account and (b) promptly remit the remaining portion of such Redemption Price, if any, to the Warrant Agent for payment to the Holders of Equity Units.

Section 7.3 INITIAL AND ADDITIONAL REMARKETING; TREASURY PORTFOLIO DELIVERY TO
            REMARKETING AGENT OR ITS DESIGNATED ENTITY.

         (a) Unless a Tax Event Redemption shall have occurred, the Collateral Agent shall, by 11:00 a.m., New York City time, on the fifth Business Day immediately preceding May 17, 2004 or, in the case of any Additional Remarketing subsequent to that date (written notice of which the Collateral Agent shall have received from the Remarketing Agent), by 11:00 a.m., New York City time on the second Business Day immediately preceding the date of such Additional Remarketing, without any instruction from any Holder of Equity Units, present the related Pledged Notes to the Remarketing

Agent for remarketing other than those Pledged Notes in respect of which a Holder shall have delivered a notice to the Remarketing Agent in the form set forth as EXHIBIT H hereto together with the Treasury Portfolio by 11:00 a.m., New York City time, on the fifth Business Day immediately preceding the Initial Remarketing Date, or by 11:00 a.m., New York City time, on the second Business Day preceding the date of the Additional Remarketing. Upon receiving such Pledged Notes, the Remarketing Agent, pursuant to the terms of the Remarketing Agreement and the Supplemental Remarketing Agreement, will use its reasonable efforts to remarket such Pledged Notes, on the Initial Remarketing Date at a price of approximately 100.25% (but not less than 100%) of the Treasury Portfolio Purchase Price. After deducting as the Remarketing Fee an amount not exceeding 25 basis points (.25%) of the amount of the Treasury Portfolio Purchase Price from any amount of such Proceeds in excess of the Treasury Portfolio Purchase Price, the Remarketing Agent will remit the entire amount of the Proceeds of such remarketing to the Collateral Agent on or prior to 12:00 p.m., New York City time, on such remarketing date, by wire transfer in immediately available funds, per the instructions and to the account specified in SECTION 4.11 hereof, in exchange for the Pledged Notes. In the event a Holder elects to deliver its Applicable Ownership Interest in the Treasury Portfolio such delivery shall be made to the Remarketing Agent on or prior to 11:00 a.m., New York City time, on the fifth Business Day immediately preceding the Initial Remarketing Date, or by 11:00 a.m., New York City time, on the second Business Day preceding the date of the Additional Remarketing, at such a place and at such account as may be designated therefor by the Remarketing Agent. The Remarketing Agent will deliver to the Collateral Agent any Treasury Portfolios delivered to it, no later than 5:00 p.m. on the second Business Day preceding such remarketing date, together with the name of the Holder that delivered such Treasury Portfolio, the value of the Pledged Notes that may be released from the Collateral in substitution therefor and such other information as the Collateral Agent may request in order to effect such substitution. In the event the Collateral Agent receives from the Remarketing Agent such proceeds from an Initial Remarketing, the Collateral Agent will, at the written direction of the Company, apply an amount equal to the Treasury Portfolio Purchase Price to purchase from the Quotation Agent, the Treasury Portfolio and promptly remit any remaining portion of such proceeds. to the Warrant Agent for payment to the Holders of the Equity Units

         (b) The Collateral Agent shall Transfer the Treasury Portfolio (whether purchased with the proceeds received from the Remarketing Agent on account of a Successful Initial Remarketing or from the Remarketing Agent on account of a delivery to the Remarketing Agent) to the Collateral Account to secure the obligation of all Holders of Equity Units to purchase Common Stock of the Company under the Warrants constituting a part of such Equity Units, in substitution for the Pledged Notes. Thereafter the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as it had in respect of the Pledged Notes, as provided herein, and any reference herein to the Pledged Notes, shall be deemed to be reference to such Treasury Portfolio, and any reference herein to interest payments on the Pledged Notes, shall be deemed to be a reference to interest payments on such Treasury Portfolio.

         (c) In connection with a Collateral substitution of the Pledged Notes pursuant to SECTION 7.3(A) hereof, subject to receipt by the Collateral Agent of the Applicable Ownership Interest of the Treasury Portfolio required by Section
5.02 of the Warrant Agreement, the Collateral Agent shall release, upon written instruction from the Warrant Agent substantially in the form of EXHIBIT J hereto, the Pledged Notes underlying the number of Equity Units indicated in such instruction from the Pledge and transfer, without recourse, such released Pledged Notes, free and clear of any lien, pledge or security interest created hereby, to the Warrant Agent for delivery by the Warrant Agent pursuant to the provisions of the Warrant Agreement. The Applicable Ownership Interest of the Treasury Portfolio received by the Collateral Agent in connection with the Collateral substitution shall be subject to the Pledge.

Section 7.4 SUBSTITUTIONS.

         Whenever a Holder has the right to substitute Treasury Securities, Notes or security entitlements for any of them or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, for financial assets held in the Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

                                    ARTICLE 8
                    REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 8.1 REPRESENTATIONS AND WARRANTIES.

         Each Holder from time to time, acting through the Warrant Agent as attorney-in-fact (it being understood that the Warrant Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent and the Company (with respect to such Holder's interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral that:

                  (1) such Holder has the power to grant a security interest in and lien on the Collateral;

                  (2) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole Holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent or the Securities Intermediary for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under ARTICLE 2 hereof;

                  (3) upon the Transfer of the Collateral to the Collateral Agent or the Securities Intermediary for credit to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Company, or Collateral Agent and the Securities Intermediary on the Company's behalf, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to ARTICLE 4 hereof); and

                  (4) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under ARTICLE 2 hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

Section 8.2 COVENANTS.

         The Holders from time to time, acting through the Warrant Agent as their attorney-in-fact (it being understood that the Warrant Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the
Pledge:

                  (1) neither the Warrant Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

                  (2) neither the Warrant Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with the Transfer of the Securities.

                                    ARTICLE 9
                THE COLLATERAL AGENT, THE SECURITIES INTERMEDIARY
                             AND THE CUSTODIAL AGENT

         It is hereby agreed as follows:

Section 9.1 APPOINTMENT, POWERS AND IMMUNITIES.

         The Collateral Agent, the Securities Intermediary and the Custodial Agent shall act as agents for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Securities Intermediary and the Custodial Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto, and shall have no duties, fiduciary or otherwise, to any other Person. Each of the Collateral Agent, the Securities Intermediary and the Custodial Agent and the Securities Intermediary shall:

                  (1) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against any of them, nor shall any of them be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

                  (2) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Securities or the Warrant Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent), the Securities or the Warrant Agreement or any other document referred to or provided for herein or therein, or for any failure by the Company or any other Person (except the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be) to perform any of its obligations hereunder or thereunder, or for the attachment, perfection, priority or, except as expressly required hereby, maintenance of any lien or security interest created or intended to be created hereunder;

                  (3) not be required to initiate or conduct any litigation or collection proceedings hereunder (except in the case of the Collateral Agent pursuant to directions furnished under SECTION 9.2 hereof, subject to SECTION 9.6 hereof);

                  (4) not be responsible for any action taken, suffered or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and

                  (5) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

Subject to the foregoing, during the term of this Agreement, the Collateral Agent and the Securities Intermediary shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder.

         No provision of this Agreement shall require the Collateral Agent, the Securities Intermediary or the Custodial Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, the Securities Intermediary or the Custodial Agent be liable for any amount in excess of the Value of the Collateral. Notwithstanding the foregoing, each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Warrant

Agent in its individual capacity hereby waives any right of setoff, bankers' lien, liens or perfection rights as securities intermediary or any counterclaim with respect to any of the Collateral.

Section 9.2 INSTRUCTIONS OF THE COMPANY.

         The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement and (ii) the Collateral Agent, the Securities Intermediary and the Custodial Agent shall be adequately indemnified as provided herein and shall not be subject to personal liability. Nothing contained in this SECTION 9.2 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction.

Section 9.3 RELIANCE BY COLLATERAL AGENT, SECURITIES INTERMEDIARY AND CUSTODIAL
            AGENT.

         Each of the Collateral Agent, the Securities Intermediary and the Custodial Agent shall be entitled to rely upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by telecopy) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Securities Intermediary, or the Custodial Agent, as the case may be. Each of the Collateral Agent and the Securities Intermediary may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Securities Intermediary and the Custodial Agent shall in all cases be entitled to receive and shall be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

Section 9.4 RIGHTS IN OTHER CAPACITIES.

         The Collateral Agent, the Securities Intermediary and the Custodial Agent and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Warrant Agent, any other Person interested herein and any Holder of Securities (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, and the Collateral Agent, the Securities Intermediary and the Custodial Agent and their affiliates may accept fees and other consideration from the Warrant Agent and any Holder of Securities without having to account for the same to the Company; provided that each of the Securities Intermediary, the Collateral Agent and the Custodial Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

Section 9.5 NON-RELIANCE ON COLLATERAL AGENT, SECURITIES INTERMEDIARY AND
            CUSTODIAL AGENT.

         Neither the Securities Intermediary, the Collateral Agent nor the Custodial Agent shall be required to keep itself informed as to the performance or observance by the Warrant Agent or any Holder of Securities of this Agreement, the Warrant Agreement, the Securities or any other document referred to or provided for herein or therein or in connection herewith or therewith or to inspect the properties or books of the Warrant Agent or any Holder of Securities. None of the Collateral Agent, the Securities Intermediary or the Custodial Agent shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Warrant Agent or any Holder of Securities (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Securities Intermediary or and the Custodial Agent or any of their respective affiliates.

Section 9.6 COMPENSATION AND INDEMNITY.

         The Company agrees to:

                  (1) pay the Collateral Agent, the Securities Intermediary and the Custodial Agent from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, for all services rendered by them hereunder;

                  (2) indemnify and hold harmless the Collateral Agent, the Securities Intermediary and the Custodial Agent and each of their respective directors, officers, agents and employees (collectively, the "INDEMNITEES"), harmless from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) (collectively, "LOSSES" and individually, a "LOSS") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which either the Collateral Agent, the Securities

         Intermediary or the Custodial Agent is entitled to rely pursuant to the terms of this Agreement; and

                  (3) in addition to and not in limitation of paragraph (2) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent's, the Securities Intermediary's or the Custodial Agent's acceptance or exercise or performance of its powers and duties under this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder provided the Collateral Agent, the Securities Intermediary or the Custodial Agent have not acted with gross negligence or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought.

         Without prejudice to its rights hereunder, when any of the Collateral Agent or Securities Intermediary incurs expenses or renders services after a Termination Event occurs, the expenses and compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code or any applicable state bankruptcy, insolvency or other similar law.

Section 9.7 FAILURE TO ACT.

         In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting or adverse claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, then at its sole option, each of the Collateral Agent, the Securities Intermediary and the Custodial Agent shall be entitled, after prompt notice to the Company and the Warrant Agent, to refuse to comply with any and all such provisions or claims, demands or instructions with respect to such property or funds so long as such ambiguity, dispute or conflict shall continue, and the Collateral Agent, the Securities Intermediary and the Custodial Agent shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such ambiguous provision or conflicting or adverse claims, demands or instructions. The Collateral Agent, the Securities Intermediary and the Custodial Agent shall be entitled to refuse to act until either:

                  (1) such ambiguous provisions or conflicting or adverse claims, demands or instructions shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be; or

                  (2) the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.

The Collateral Agent, the Securities Intermediary and the Custodial Agent may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Securities Intermediary or the Custodial Agent may deem necessary. Notwithstanding anything contained herein to the contrary, neither the Collateral Agent, the Securities Intermediary nor the Custodial Agent shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

Section 9.8 RESIGNATION OF COLLATERAL AGENT, SECURITIES INTERMEDIARY AND
            CUSTODIAL AGENT.

         (a) Subject to the appointment and acceptance of a successor Collateral Agent, Securities Intermediary or Custodial Agent as provided below:

                  (1) the Collateral Agent, the Securities Intermediary and the Custodial Agent may resign at any time by giving notice thereof to the Company and the Warrant Agent as attorney-in-fact for the Holders of Securities;

                  (2) the Collateral Agent, the Securities Intermediary and the Custodial Agent may be removed at any time by the Company; and

                  (3) if the Collateral Agent, Securities Intermediary or the Custodial Agent fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Warrant Agent and such failure shall be continuing, the Collateral Agent, the Securities Intermediary or the Custodial Agent may be removed by the Warrant Agent.

The Warrant Agent shall promptly notify the Company of any removal of the Collateral Agent, Securities Intermediary or Custodial Agent pursuant to clause
(3) of the immediately preceding sentence. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Securities Intermediary or the Custodial Agent, as the case may be. If no successor Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's, Securities Intermediary's or Custodial Agent's giving of notice of resignation or the Company or the Warrant Agent giving notice of such removal, then the retiring Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent, Securities Intermediary or the Custodial Agent, as the case may be. Each of the Collateral

Agent, the Securities Intermediary and Custodial Agent shall be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000 and shall not be the Warrant Agent or any of its affiliates. Upon the acceptance of any appointment as Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, hereunder by a successor Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Securities Intermediary, or Custodial Agent, as the case may be, and the retiring Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, shall take all appropriate action to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Securities Intermediary or Custodial Agent shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Securities Intermediary or Custodial Agent hereunder. After any retiring Collateral Agent's, Securities Intermediary's or Custodial Agent's resignation hereunder as Collateral Agent, Securities Intermediary or Custodial Agent, the provisions of
ARTICLE 9 and SECTION 11.7 hereof shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, the Securities Intermediary or the Custodial Agent.

Section 9.9 RIGHT TO APPOINT AGENT OR ADVISOR.

         The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this SECTION 9.9 shall be subject to prior consent of the Company, which consent shall not be unreasonably withheld.

Section 9.10 SURVIVAL.

         The provisions of ARTICLE 9 and SECTION 11.7 hereof shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Securities Intermediary or the Custodial Agent.

Section 9.11 EXCULPATION.

         Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Securities Intermediary or the Custodial Agent or their officers, directors, employees or agents be liable under this Agreement for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Securities Intermediary or the Custodial Agent, or any of them.

         None of the Collateral Agent, Securities Intermediary or Custodial Agent shall be responsible or liable for any failure or delay in the performance of their respective obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that the Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

                                   ARTICLE 10
                                    AMENDMENT

Section 10.1 AMENDMENT WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Warrant Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Warrant Agent, to:

                  (1) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company;

                  (2) evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Securities Intermediary, Custodial Agent or Warrant Agent;

                  (3) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company, provided such covenants or such surrender do not adversely affect the validity, perfection or priority of the Pledge created hereunder; or

                  (4) cure any ambiguity (or formal defect), correct or supplement any provisions herein which may be inconsistent with any other such provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

Section 10.2 AMENDMENT WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority of the Warrants at the time outstanding, by Act of such Holders delivered to the Company, the Warrant Agent, the Securities Intermediary, the Collateral Agent and the Custodial Agent, the Company, the Warrant Agent, the Collateral Agent, the Securities Intermediary and the Custodial Agent may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that no such amendment shall, without the unanimous consent of the Holders of each Outstanding Security adversely affected thereby:

                  (1) Change the amount or type of Collateral underlying a Security (except for the rights of holders of Equity Units to substitute the Treasury Securities for the Pledged Notes, or the rights of Holders of Treasury Equity Units to substitute Notes for the Pledged Treasury Securities), impair the right of the Holder of any Security to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral; or

                  (2) otherwise effect any action that would require the consent of the Holder of each Outstanding Security affected thereby pursuant to the Warrant Agreement if such action were effected by an agreement supplemental thereto; or

                  (3) reduce the percentage of Warrants the consent of whose Holders is required for any such amendment;

provided that if any amendment referred to above would adversely affect only the Equity Units or only the Treasury Equity Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment, and such amendment shall not be effective except with the consent of Holders of not less than a majority of such class; provided, further, that the unanimous consent of the Holders of each outstanding Warrant of such class affected thereby shall be required to approve any amendment specified in clauses (1) through (3) above.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

Section 10.3 EXECUTION OF AMENDMENTS.

         In executing any amendment permitted by this Article, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Warrant Agent shall be entitled to receive and (subject to Section 7.01 of the Warrant Agreement with respect to the Warrant Agent) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied.

Section 10.4 EFFECT OF AMENDMENTS.

         Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Warrant Agreement shall be bound thereby.

Section 10.5 REFERENCE TO AMENDMENTS.

         Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this Article may, and shall if required by the Collateral Agent or the Warrant Agent, bear a notation in form approved by the Warrant Agent and the Collateral Agent as to any matter provided for in such amendment. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Collateral Agent, the Warrant Agent and the Company, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Warrant Agent in accordance with the Warrant Agreement in exchange for Outstanding Certificates.

                                   ARTICLE 11
                                  MISCELLANEOUS

Section 11.1 NO WAIVER.

         No failure on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent, the Securities Intermediary, the Custodial Agent or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 11.2 GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Warrant Agent and the Holders from time to time of the Securities, acting through the Warrant Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the

Warrant Agent and the Holders from time to time of the Securities, acting through the Warrant Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Warrant Agent and the Holders from time to time of the Securities, acting through the Warrant Agent as their attorney-in-fact, also waive all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

Section 11.3 NOTICES.

         All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "ADDRESS FOR NOTICES" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Section 11.4 SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Warrant Agent, and the Holders from time to time of the Securities, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Warrant Agent.

Section 11.5 COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 11.6 SEVERABILITY.

         If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 11.7 EXPENSES, ETC.

         The Company agrees to reimburse the Collateral Agent, the Securities Intermediary and the Custodial Agent for:

                  (1) all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary and the Custodial Agent (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Securities Intermediary and the Custodial Agent), in connection with the negotiation, preparation, execution and delivery or performance of any services under or in connection with this Agreement, including any modification, supplement or waiver of any of the terms of this Agreement;

                  (2) in addition to and not in limitation of paragraph (1) immediately above, all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary and the Custodial Agent (including, without limitation, reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Securities to satisfy its obligations under the Warrants forming a part of the Securities and
         (ii) the enforcement of SECTION 9.6 and this SECTION 11.7;

                  (3) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby (it being understood, however, that none of the Collateral Agent, Securities Intermediary or Custodial Agent shall have any duty or obligation in respect of any such filing, registration, recording or perfection unless and until specifically requested in writing by the Company to take any action in respect thereto);

                  (4) all fees and expenses of any agent, expert or advisor appointed by the Collateral Agent and, in the case of any agent, consented to by the Company under SECTION 9.9 of this Agreement; and

                  (5) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Securities Intermediary and the Custodial Agent in connection with the performance of their duties hereunder.

Section 11.8 SECURITY INTEREST ABSOLUTE.

         All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

                  (1) any lack of validity or enforceability of any provision of the Warrants or the Securities or any other agreement or instrument relating thereto;

                  (2) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Securities under the related Warrants, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Warrant Agreement or any Warrant or any other agreement or instrument relating thereto; or

                  (3) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

Section 11.9 NOTICE OF TAX EVENT, TAX EVENT REDEMPTION AND TERMINATION EVENT.

         Upon the occurrence of a Tax Event, a Tax Event Redemption or a Termination Event, the Company shall deliver written notice to the Collateral Agent and the Securities Intermediary and unless and until any such notice is so delivered, the Collateral Agent and the Securities Intermediary may conclusively presume that no such events exist. Upon the written request of the Collateral Agent or the Securities Intermediary, the Company shall inform such party whether or not a Tax Event, a Tax Event Redemption or a Termination Event has occurred.

Section 11.10 BOOK-ENTRY INTERESTS.

         Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.09 of the Warrant Agreement, the Collateral Agent, Securities Intermediary and Custodial Agent shall be entitled to deal with the Depositary for all purposes of this Agreement (including the receipt or transfer of any funds hereunder) as the Holder of the Securities, shall have no obligation to the Beneficial Owners and the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreement between such Beneficial Owners and the Depositary or the Depositary Participants. The provisions of Sections 3.06 and 3.07 of the Warrant Agreement are hereby made applicable to the Collateral Agent, Securities Intermediary and Custodial Agent, MUTATIS MUTANDIS, as if they were the Warrant Agent as referred to therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


CITIZENS COMMUNICATIONS COMPANY              THE CHASE MANHATTAN BANK as Warrant
                                             Agent and as attorney-in-fact of
                                             the Holders from time to time of
                                             the Securities


By: /s/ Donald B. Armour                     By: /s/ James D. Heaney
   ----------------------------------           --------------------------------
   Name:  Donald B. Armour                      Name:  James D. Heaney
   Title: Vice President, Finance and           Title: Vice President
          Treasurer

Address for Notices:                         Address for Notices:

Citizens Communications Company              The Chase Manhattan Bank
3 High Ridge Park                            450 West 33rd Street
P.O. Box 3801
Stamford, CT  06905                          New York, NY 10001
Attention: Secretary and Treasurer           Attention: Institutional Trust
Telecopy: (203) 614-5600                                Services Administration
                                             Telecopy: (212) 946-8177

THE BANK OF NEW YORK,                        THE BANK OF NEW YORK,
As Collateral Agent                          as Securities Intermediary


By: /s/ Geovanni Barris                      By: /s/ Geovanni Barris
   ----------------------------------           --------------------------------
   Name:  Geovanni Barris                       Name:  Geovanni Barris
   Title: Vice President                        Title: Vice President

Address for Notices:                         Address for Notices:
The Bank of New York                         The Bank of New York
101 Barclay Street, Floor 21 West            101 Barclay Street, Floor 21 West
New York, New York 10286                     New York, New York 10286

Attention: Corporate Trust Administration-   Attention: Corporate Trust
           Corporate Finance Unit                       Administration-Corporate
                                                        Finance Unit
Telecopy:  (212) 815-5915                    Telecopy:  (212) 815-5915

THE BANK OF NEW YORK,
As Custodial Agent


By: /s/ GEOVANNI BARRIS
    -----------------------------
    Name:  Geovanni Barris
    Title: Vice President

Address for Notices:
The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York 10286

Attention: Corporate Trust Administration-
           Corporate Finance Unit
Telecopy:  (212) 815-5915

                                                                       EXHIBIT A

                                   INSTRUCTION
                               FROM WARRANT AGENT
                               TO COLLATERAL AGENT
                    (Establishment of Treasury Equity Units)

The Bank of New York, as Collateral Agent
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention: Corporate Trust Administration -Corporate Finance Unit
Telecopy:  (212) 815-5915

         Re: Equity Units of Citizens Communications Company (the "COMPANY")

         Please refer to the Pledge Agreement, dated as of June 19, 2001 (the "PLEDGE AGREEMENT"), among the Company, you, as Collateral Agent, The Bank of New York, as Securities Intermediary and as Custodial Agent and the undersigned bank, as Warrant Agent and as attorney-in-fact for the holders of Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

         We hereby notify you in accordance with Section 5.2(a) of the Pledge Agreement that the holder of securities named below (the "HOLDER") has elected to substitute $__________ Value of Treasury Securities or security entitlements thereto in exchange for an equal Value of Pledged Notes relating to _________ Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary for credit to the Collateral Account.

         We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities or security entitlements with respect thereto have been Transferred to the Collateral Account, to release to the undersigned an equal Value of Pledged Notes in accordance with SECTION 5.2 of the Pledge Agreement. We also hereby confirm that we have not received notice from the Company that a Tax Event Redemption has occurred.

                                        THE CHASE MANHATTAN BANK,
Date:                                   as Warrant Agent and as attorney-in-fact
     ------------------                 of the Holders from time to time of the
                                        Securities


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Please print name and address of Holder electing to substitute Treasury Securities or security entitlements thereto for the Pledged Notes:


-------------------------------            -------------------------------------
            Name                           Social Security or other
                                           Taxpayer Identification Number,
                                           if any
-------------------------------
           Address

-------------------------------

-------------------------------



-------------------------------
TRADES Account No. of or through
which Holder transferred Treasury
Securities

                                                                       EXHIBIT B

                             [DELIBERATELY OMITTED]

                                                                       EXHIBIT C

                                   INSTRUCTION
                               FROM WARRANT AGENT
                               TO COLLATERAL AGENT
                       (Reestablishment of Equity Units )


The Bank of New York, as Collateral Agent
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention: Corporate Trust Administration-Corporate Finance Unit
Telecopy:  (212) 815-5915

         Re: Equity Units of Citizens Communications Company (the "COMPANY")

         Please refer to the Pledge Agreement dated as of June 19, 2001 (the "PLEDGE AGREEMENT"), among the Company, you, as Collateral Agent, The Bank of New York, as Securities Intermediary and as Custodial Agent, and the undersigned bank, as Warrant Agent and as attorney-in-fact for the holders of Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

         We hereby notify you in accordance with Section 5.3(a) of the Pledge Agreement that the holder of securities listed below (the "HOLDER") has elected to substitute $_____________ Value of Notes or security entitlements with respect thereto in exchange for $__________ Value of Pledged Treasury Securities and has delivered to the undersigned a notice stating that the holder has Transferred such Notes or security entitlements with respect thereto to the Collateral Agent.

         We hereby request that you instruct the Securities Intermediary, upon confirmation that such Notes or security entitlements with respect thereto have been credited to the Collateral Agent, to release to the undersigned $__________ Value of Treasury Securities or security entitlements with respect thereto related to _____ Equity Units of such Holder in accordance with Section 5.3(a) of the Pledge Agreement. We also hereby confirm that we have not received written notice from the Company that a Tax Event Redemption or a successful Initial Remarketing has occurred.


                                              THE CHASE MANHATTAN BANK,
Date:                                         as Warrant Agent
     ------------------
                                              By:
                                                 -------------------------
                                                 Name:
                                                 Title:

         Please print name and address of Holder electing to substitute Pledged Notes or security entitlements thereto for Pledged Treasury Securities:


-------------------------------            -------------------------------------
            Name                           Social Security or other
                                           Taxpayer Identification Number,
                                           if any
-------------------------------
           Address

-------------------------------

-------------------------------



-------------------------------
DTC Account No. through which
Holder transferred Notes or
security entitlements thereto

                                                                       EXHIBIT D

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                        (Reestablishment of Equity Units)


The Bank of New York, as Securities Intermediary
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention: Corporate Trust Administration-Corporate Finance Unit
Telecopy:  (212) 815-5915

         Re: _______ Equity Units of Citizens Communications Company
             (the "COMPANY")

         Please refer to the Pledge Agreement dated as of June 19, 2001 (the "PLEDGE AGREEMENT"), among the Company, you, as Securities Intermediary, The Bank of New York, as Custodial Agent, and The Chase Manhattan Bank, as Warrant Agent and as attorney-in-fact for the holders of Equity Units from time to time, and the undersigned bank, as Collateral Agent. Capitalized terms used herein but no defined shall have the meaning set forth in the Pledge Agreement.

         When you have confirmed that $ __________ Value of Notes or security entitlements with respect thereto has been Transferred to the Collateral Agent by or for the benefit of ________________, as Holder of Equity Units (the "HOLDER"), you are hereby instructed to release from the Collateral Account $ ________________ Value of Treasury Securities or security entitlements with respect thereto by Transfer to the Warrant Agent.


                                            The Baunk of New York,
Dated:                                      as Collateral Agent
      ---------------

                                            By:
                                               ----------------------
                                               Name:
                                               Title:

-------------------------------            -------------------------------------
            Name                           Social Security or other
                                           Taxpayer Identification Number,
                                           if any
-------------------------------
           Address

-------------------------------

-------------------------------



-------------------------------
DTC Account No. through which
Holder transferred Notes or
security entitlements thereto

                                                                       EXHIBIT E

             NOTICE OF CASH SETTLEMENT FROM SECURITIES INTERMEDIARY
                                TO WARRANT AGENT
                            (Cash Settlement Amounts)


The Chase Manhattan Bank
450 West 33rd Street
New York, NY 10001
Attention: Corporate Trustee Administration

Re:      Equity Units of Citizens Communications Company
         (the "COMPANY")

         Please refer to the Pledge Agreement dated as of June 19, 2001 (the "PLEDGE AGREEMENT"), by and among you, the Company, The Bank of New York, as Collateral Agent and as Custodial Agent and the undersigned bank, as Securities Intermediary. Unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein.

         In accordance with Section 5.5(e) of the Pledge Agreement, we hereby notify you that as of 11:00 a.m. (New York City time) [(i) on the fourth Business Day immediately preceding August 17, 2004], [on the Business Day immediately preceding August 17, 2004], we have received [(i) $ _______________ in immediately available funds paid in an aggregate amount equal to the Purchase Price to the Company on the Warrant Settlement Date with respect to ________________ Equity Units] [(ii) $ ___________ in immediately available funds paid in an aggregate amount equal to the Purchase Price to the Company on the Warrant Settlement Date with respect to ______ Treasury Equity Units].


                                              The Bank of New York,
Date:                                         as Securities Intermediary and
     ------------------                       Collateral Agent


                                              By:
                                                 ----------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT F

                    TO CUSTODIAL AGENT REGARDING REMARKETING


The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention: Corporate Trust Administration-Corporate Finance Unit
Telecopy:  (212) 815-5915

         Re: Notes of Citizens Communications Company

         The undersigned hereby notifies you in accordance with Section 5.7(c) of the Pledge Agreement, dated as of June 19, 2001 (the "PLEDGE AGREEMENT"), among Citizens Communications Company, yourselves, as Collateral Agent, Securities Intermediary and Custodial Agent, and The Chase Manhattan Bank, as Warrant Agent and as attorney-in-fact for the Holders of Equity Units and of Treasury Equity Units from time to time, that the undersigned elects to deliver $____ principal amount of Notes for delivery to the Remarketing Agent on the Business Day immediately preceding the [Initial Remarketing Date] [Final Remarketing Date] for remarketing pursuant to Section 5.6(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

         The undersigned hereby instructs you, upon receipt of the Proceeds of such remarketing from the Remarketing Agent to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions". The undersigned hereby instructs you, in the event of a Failed [Initial] [Final] Remarketing, upon receipt of the Notes tendered herewith from the Remarketing Agent, to deliver the Notes to the person(s) and at the address(es) indicated herein under "B. Delivery Instructions."

         With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that the undersigned is the record owner of any Notes tendered herewith in physical form or a participant in The Depository Trust Company ("DTC") and the beneficial owner of any Notes tendered herewith by book-entry transfer to your account at DTC and (ii) agrees to be bound by the terms and conditions of Section 5.7(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

                                                                       EXHIBIT F

Date:

                                                 By:
                                                      ----------------------
                                                      Name:
                                                      Title:
                                                      Signature Guarantee:

Please print name and address:


-------------------------------            -------------------------------------
            Name                           Social Security or other
                                           Taxpayer Identification Number,
                                           if any
           Address

-------------------------------

-------------------------------

-------------------------------

                                                                       EXHIBIT F

-----------------------------------------------------------------------------------------------------------
A.       PAYMENT INSTRUCTIONS                               B.       DELIVERY INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------
Proceeds of the remarketing should be paid by check         In the event of a failed remarketing, Notes
in the name of the person(s) set forth below and            which are in physical form should be delivered
mailed to the address set forth below                       to the person(s) set forth below and mailed to
                                                            the address set forth below.

                   Name(s)                                                     Name(s)

         ----------------------------                                ----------------------------
                (Please Print)                                              (Please Print)

                   Address                                                     Address

         ----------------------------                                ----------------------------
                (Please Print)                                              (Please Print)

         ----------------------------                                ----------------------------

         ----------------------------                                ----------------------------
                  (Zip Code)                                                  (Zip Code)

         ----------------------------                                ----------------------------
(Tax Identification or Social Security Number)              (Tax Identification or Social Security Number)

                                                            In the event of a failed remarketing, Notes
                                                            which are in book-entry form should be credited
                                                            to the account at The Depository Trust Company
                                                            set forth below.

                                                                     ----------------------------
                                                                          DTC Account Number

                                                                     Name of Account Party: _____

-----------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT G

                    INSTRUCTION TO CUSTODIAL AGENT REGARDING
                           WITHDRAWAL FROM REMARKETING


The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention: Corporate Trust Administration-Corporate Finance Unit
Telecopy:  (212) 815-5915

         Re: Notes Citizens Communications Company

         The undersigned hereby notifies you in accordance with Section 5.7(c) of the Pledge Agreement, dated as of June 19, 2001 (the "PLEDGE AGREEMENT"), among Citizens Communications Company, yourselves, as Collateral Agent, Securities Intermediary and Custodial Agent, and The Chase Manhattan Bank, as Warrant Agent and as attorney-in-fact for the Holders of Equity Units and Treasury Equity Units from time to time, that the undersigned elects to withdraw the $___ principal amount of Notes delivered to the Custodial Agent on _________ ___, ____ for remarketing pursuant to Section 5.7(c) of the Pledge Agreement. The undersigned hereby instructs you to return such Notes to the person(s) and at the address(es) indicated herein under "Delivery Instructions." With this notice, the undersigned hereby agrees to be bound by the terms and conditions of
Section 5.7(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.


Date:
       ------------------

                                                 By:
                                                      ----------------------
                                                      Name:
                                                      Title:
                                                      Signature Guarantee:

Please print name and address:


-------------------------------            -------------------------------------
            Name                           Social Security or other
                                           Taxpayer Identification Number,
                                           if any
           Address

-------------------------------

-------------------------------

-------------------------------

---------------------------------------------------
              DELIVERY INSTRUCTIONS
---------------------------------------------------

Notes which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

                   Name(s)

         ----------------------------
                (Please Print)

                   Address

         ----------------------------
                (Please Print)

         ----------------------------

         ----------------------------
                  (Zip Code)

         ----------------------------
(Tax Identification or Social Security Number)

Notes which are in book-entry form should be credited to the account at The Depository Trust
Company set forth below.

         ----------------------------
             DTC Account Number

Name of Account Party:
                      ----

---------------------------------------------------

                                                                       EXHIBIT H

                      NOTICE TO DELIVER TREASURY PORTFOLIO


Morgan Stanley & Co. Incorporated
1585 Broadway
 New York, New York  10036
Telecopy: (212) 761-0538
Attention: Corporate Trust Administration-Corporate Finance Unit


         Re: ________ Equity Units of Citizens Communications Company, a
             Delaware corporation (the "COMPANY")

         The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.02 of the Warrant Agreement, dated as of June 19, 2001 (the "WARRANT AGREEMENT"); unless otherwise defined herein, terms defined in the Warrant Agreement are used herein as defined herein), between the Company and you, as Warrant Agent and as Attorney-in-Fact for the Holders of the Warrants, that such Holder has elected to deliver its Applicable Ownership Interest in the Treasury Portfolio to be purchased and substituted for the Holder's Notes on the applicable Reset Effective Date. The undersigned Holder hereby instructs you to notify promptly the Remarketing Agent of the undersigned Holders' election to deliver such Treasury Portfolio with respect to the Notes related to such Holder's Equity Units.

Date:
     -----------------------               ----------------------------------
                                           Signature

                                           Signature Guarantee:
                                                               --------------

Please print name and address of Registered Holder:


-------------------------------            -------------------------------------
            Name                           Social Security or other
                                           Taxpayer Identification Number,
                                           if any
-------------------------------
           Address

-------------------------------

-------------------------------

-------------------------------
DTC Account No. of Holder

                                                                       EXHIBIT I

            INSTRUCTION TO WARRANT AGENT AND SECURITIES INTERMEDIARY


The Chase Manhattan Bank
450 West 33rd Street
New York, NY  10001
Attention:  Corporate Trustee Administration

The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention: Corporate Trust Administration-Corporate Finance Unit
Telecopy:  (212) 815-5915

         Re: Equity Units of Citizens Communications Company (the
             "Company")


         The undersigned Holder hereby notifies you that it has delivered to the Remarketing Agent, for credit to the Collateral Account, Treasury Securities representing its Applicable Ownership Interest in the Treasury Portfolio in exchange for $__________ Notes, held in the Collateral Account in respect of the number of Equity Units specified below, in accordance with the Pledge Agreement, dated as of ______ ___, 2001 (the "Pledge Agreement"; unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein). The undersigned Holder has paid all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the Notes related to such Equity Units.

Date:
     -----------------------               ----------------------------------
                                           Signature

                                           Signature Guarantee:
                                                               --------------

Please print name and address of Registered Holder:


-------------------------------            -------------------------------------
            Name                           Social Security or other
                                           Taxpayer Identification Number,
                                           if any
           Address
                                           Number of Equity Units
                                                                 ------------
-------------------------------

-------------------------------

-------------------------------


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

                                                                       EXHIBIT J

                         INSTRUCTION FROM WARRANT AGENT
                               TO COLLATERAL AGENT


The Bank of New York
101 Barclay Street - 2115
New York, NY  10286

                  Re: Equity Units of Citizens Communications Company (the "Company")


         Please refer to the Pledge Agreement dated as of June 19, 2001 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, Securities Intermediary and Custodial Agent, and the undersigned, as Warrant Agent and as attorney-in-fact for the holders of Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

         We hereby instruct you in accordance with SECTION 7.3 of the Pledge Agreement that we have received notice from the Holder named below that the Holder has elected to substitute $________ per Note as permitted under Section
5.02 of the Warrant Agreement through delivery to the Remarketing Agent of the Treasury Portfolio. The Applicable Ownership Interest of the Treasury Portfolio will, upon receipt thereof from the Remarketing Agent, be substituted for the Pledged Note. We have received a notice stating that the Holder has delivered its Applicable Ownership Interest in the Treasury Portfolio to the Remarketing Agent.

         We hereby request that you as the Collateral Agent release to us for delivery to such Holder _________ principal amount of the Pledged Note in accordance with SECTION 7.3 of the Pledge Agreement.

                                                      THE CHASE MANHATTAN BANK,
                                                      as Warrant Agent


Date:                                                 By:
     -----------------------                             -----------------------
                                                         Name:
                                                         Title:


                                      J-1